CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in Registration Statement No. 333-81839 of German American Bancorp on Form S-8 of our report dated April 13, 2001 incorporated on Form 11-K of the German American Bancorp Employees' Profit Sharing Plan for the year ended December 31, 2000.



                                /s/ Crowe, Chizek and Company LLP
                                ------------------------------------------------
                                Crowe, Chizek and Company LLP

South Bend, Indiana
June 25, 2001